COMMITMENTS AND CONTINGENCIES	12 Months Ended
Apr. 30, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15 • COMMITMENTS AND CONTINGENCIES
Ground Leases. As of April 30, 2012, the Company is a tenant under operating ground or air rights leases on twelve of its properties. The Company pays a total of approximately $500,000 per year in rent under these ground leases, which have remaining terms ranging from 3 months to 89 years, and expiration dates ranging from July 2012 to October 2100. The Company has renewal options for six of the twelve ground leases, and rights of first offer or first refusal for the remainder.
The expected timing of ground and air rights lease payments as of April 30, 2012 is as follows:
(in thousands)
Year Ended April 30,	Lease Payments
2013	$499
2014	500
2015	501
2016	473
2017	445
Thereafter	22,041
Total	$24,459

Legal Proceedings. IRET is involved in various lawsuits arising in the normal course of business. Management believes that such matters will not have a material effect on the Company's consolidated financial statements.
Environmental Matters. It is generally IRET's policy to obtain a Phase I environmental assessment of each property that the Company seeks to acquire.  Such assessments have not revealed, nor is the Company aware of, any environmental liabilities that IRET believes would have a material adverse effect on IRET's financial position or results of operations. IRET owns properties that contain or potentially contain (based on the age of the property) asbestos or lead, or have underground fuel storage tanks. For certain of these properties, the Company estimated the fair value of the conditional asset retirement obligation and chose not to book a liability, because the amounts involved were immaterial. With respect to certain other properties, the Company has not recorded any related asset retirement obligation, as the fair value of the liability cannot be reasonably estimated, due to insufficient information. IRET believes it does not have sufficient information to estimate the fair value of the asset retirement obligations for these properties because a settlement date or range of potential settlement dates has not been specified by others, and, additionally, there are currently no plans or expectation of plans to sell or to demolish these properties, or to undertake major renovations that would require removal of the asbestos, lead and/or underground storage tanks.  These properties are expected to be maintained by repairs and maintenance activities that would not involve the removal of the asbestos, lead and/or underground storage tanks.  Also, a need for renovations caused by tenant changes, technology changes or other factors has not been identified.
Tenant Improvements.  In entering into leases with tenants, IRET may commit itself to fund improvements or build-outs of the rented space to suit tenant requirements.  These tenant improvements are typically funded at the beginning of the lease term, and IRET is accordingly exposed to some risk of loss if a tenant defaults prior to the expiration of the lease term, and the rental income that was expected to cover the cost of the tenant improvements is not received.  As of April 30, 2012, the Company is committed to fund approximately $7.1 million in tenant improvements, within approximately the next 12 months.
Purchase Options. The Company has granted options to purchase certain IRET properties to tenants in these properties, under lease agreements.  In general, the options grant the tenant the right to purchase the property at the greater of such property's appraised value or an annual compounded increase of a specified percentage of the initial cost of the property to IRET. The property cost and gross rental revenue of these properties are as follows:
2012 Annual Report F-26

NOTE 15 • continued
	(in thousands)
		Gross Rental Revenue
Property	Investment Cost	2012	2011		2010
Billings 2300 Grant Road - Billings, MT	$2,522	$291	$226		$	n/	a
Fargo 1320 45th Street N - Fargo, ND	4,160	400	333			n/	a
Great Plains - Fargo, ND	15,375	1,843	1,876			1,876
Healtheast St John & Woodwinds - Maplewood & Woodbury, MN	21,601	2,152	2,152			2,152
Minnesota National Bank - Duluth, MN	2,272	127	105			164
Missoula 3050 Great Northern - Missoula, MT	2,723	315	243			n/	a
Sartell 2000 23rd Street South - Sartell, MN	12,716	868	1,209			1,173
Spring Creek American Falls- American Falls, ID	4,070	234	n/	a		n/	a
Spring Creek Boise - Boise, ID	5,075	293	n/	a		n/	a
Spring Creek Eagle - Eagle, ID	4,100	237	n/	a		n/	a
Spring Creek Meridian - Meridian, ID	7,250	417	n/	a		n/	a
Spring Creek Overland - Overland, ID	6,725	387	n/	a		n/	a
Spring Creek Soda Springs - Soda Springs, ID	2,262	130	n/	a		n/	a
Spring Creek Ustick - Meridian, ID	4,300	246	n/	a		n/	a
St. Michael Clinic - St. Michael, MN	2,851	248	244			241
Stevens Point - Stevens Point, WI	15,020	1,020	1,104			1,356
Winsted Industrial Building - Winsted, MN	1,049	32	n/	a		n/	a
Total	$114,071	$9,240	$7,492			$6,962

Restrictions on Taxable Dispositions.  Approximately 108 of the Company's properties, consisting of approximately 6.0 million square feet of our combined commercial segment's properties and 3,921 apartment units, are subject to restrictions on taxable dispositions under agreements entered into with some of the sellers or contributors of the properties.  The real estate investment amount of these properties (net of accumulated depreciation) was approximately $786.5 million at April 30, 2012. The restrictions on taxable dispositions are effective for varying periods.  The terms of these agreements generally prevent us from selling the properties in taxable transactions.  The Company does not believe that the agreements materially affect the conduct of its business or its decisions whether to dispose of restricted properties during the restriction period because the Company generally holds these and its other properties for investment purposes, rather than for sale. Historically, however, where the Company has deemed it to be in its shareholders' best interests to dispose of restricted properties, the Company has done so through transactions structured as tax-deferred transactions under Section 1031 of the Internal Revenue Code.
Redemption Value of UPREIT Units.  The limited partnership units ("UPREIT Units") of the Company's operating partnership, IRET Properties, are redeemable at the option of the holder for cash, or, at our option, for the Company's common shares of beneficial interest on a one-for-one basis, after a minimum one-year holding period.  All UPREIT Units receive the same cash distributions as those paid on common shares.  UPREIT Units are redeemable for an amount of cash per Unit equal to the average of the daily market price of an IRET common share for the ten consecutive trading days immediately preceding the date of valuation of the Unit.  As of April 30, 2012 and 2011, the aggregate redemption value of the then-outstanding UPREIT Units of the operating partnership owned by limited partners was approximately $147.8 million and $188.0 million, respectively.
Joint Venture Buy/Sell Options.  Certain of IRET's joint venture agreements contain buy/sell options in which each party under certain circumstances has the option to acquire the interest of the other party, but do not generally require that the Company buy its partners' interests. During the third quarter of fiscal year 2012, IRET acquired, in an equity transaction for $1.3 million, its joint venture partner's interest in the Company's only joint venture which allowed IRET's unaffiliated partner, at its election, to require that IRET buy its interest at a purchase price to be determined by an appraisal conducted in accordance with the terms of the agreement, or at a negotiated price. The entity will continue to be consolidated in IRET's financial statements. The Company currently has no joint ventures in which its joint venture partner can require the Company to buy the partner's interest.
Development Projects.   The Company has various contracts outstanding with third parties in connection with ongoing development projects.  As of April 30, 2012, contractual commitments for development projects are as follows:
2012 Annual Report F-27

NOTE 15 • continued
Multi-Family Conversion, Minot, North Dakota:  The Company is converting an existing approximately 15,000 square foot commercial office building in Minot, North Dakota to a 20-unit multi-family residential property, for an estimated total cost of $3.0 million and a projected completion date in the fourth quarter of fiscal year 2013. As of April 30, 2012, the Company had incurred approximately $321,000 of these project costs.
Quarry Ridge Apartment Homes, Rochester, Minnesota: In June 2011, the Company commenced construction on an approximately 159-unit apartment project in Rochester, Minnesota, located adjacent to its existing Quarry Ridge Apartment Homes. The Company currently estimates that construction costs (excluding the value of the land) will total approximately $17.3 million, and that the project will be completed in the first quarter of fiscal 2013. As of April 30, 2012, the Company had incurred approximately $14.5 million of the estimated construction costs.
Williston Apartments, Williston, North Dakota:  During the second quarter of fiscal year 2012, the Company formed a joint venture to construct a 144-unit multi-family residential property in Williston, North Dakota.  Construction commenced in August 2011, and 72 units were placed in service during the fourth quarter of fiscal year 2012.  The Company estimates that the remaining 72 units will be placed in service during the first quarter of fiscal year 2013 at a total project cost to the joint venture entity of approximately $19.5 million, including the value of the land. The Company is the majority member of the joint venture, with a 60% interest; the remaining 40% interest is held by the Company's joint venture partner, a Minnesota limited liability company formed by a developer and a construction company based in St. Cloud, Minnesota. The Company's cash contribution to the project is approximately $3.3 million; the Company's joint venture partner contributed project planning and development services and the land for the project, which together were valued at $2.2 million. The remainder of the project cost is being financed with a construction loan from First International Bank & Trust. As of April 30, 2012, the joint venture entity had incurred approximately $14.4 million of the total estimated project costs.
Senior Housing Memory Care and Assisted Living Units, Laramie, Wyoming:  During the second quarter of fiscal year 2012, the Company entered into a contract for the construction of an additional 29 assisted living units at its existing 48-unit Spring Wind senior housing facility in Laramie, Wyoming, and for the conversion of an existing 16 units at the facility to memory care units, for a total, following project completion, of 61 assisted living units and 16 memory care units. The Company estimates that the construction costs for this expansion project will total approximately $3.8 million and that the project will be completed in the first quarter of fiscal year 2013.  As of April 30, 2012, the Company had incurred approximately $1.8 million of these project costs.
Industrial-Office Build-to-Suit, Minot, North Dakota:  During the second quarter of fiscal year 2012, the Company entered into a 10-year, fully net lease with a provider of production enhancement services to the oil and gas industry, to construct and then lease an approximately 28,000 square foot industrial building to be located in Minot, North Dakota on an approximately 9.6-acre parcel of vacant land. Construction began in October 2011, with completion estimated in the summer of 2012.  Total construction costs are currently estimated at $5.8 million (including the cost of the land), subject to tenant requested changes. As of April 30, 2012, the Company had incurred approximately $2.2 million of these estimated construction costs.
Jamestown Medical Office Building, Jamestown, North Dakota:  During the fourth quarter of fiscal year 2012, the Company formed a joint venture to construct a one-story, approximately 45,000 square foot medical office building on an approximately 4.9 acre parcel of land adjacent to the Jamestown Regional Medical Center campus in Jamestown, North Dakota, for a total project cost estimated at $9.2 million. The land on which the project is being built is held by the joint venture entity under a pre-paid ground lease with an initial term of 79 years and two 10-year renewals. The Company is the majority member of the joint venture, with a 51% interest; the remaining interest is held by the Company's joint venture partner, a Minnesota limited liability company formed by the principal in a medical leasing and development firm based in Minneapolis, Minnesota. The Company's cash contribution to the project is expected to be approximately $1.5 million, with the remainder of the project cost being provided by the Company's joint venture partner and from the proceeds of the joint venture entity's $6.2 million construction loan with Wells Fargo bank. As of April 30, 2012, the joint venture entity had incurred approximately $1.6 million of the total estimated project costs. Construction of the medical office building began in the fourth quarter of fiscal year 2012, with completion of the project currently expected in the fourth quarter of fiscal year 2013.